DEBENTURE

THIS DEBENTURE AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED BY THE PROVISIONS OF REGULATION S UNDER THE ACT OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. THE TRANSFER OF THIS DEBENTURE AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE RESTRICTED AS DESCRIBED IN
SECTION 7 HEREOF AND AS OTHERWISE DESCRIBED HEREIN.

No. D-01                                                            US$3,000,000



                               APHTON CORPORATION

              SERIES A CONVERTIBLE DEBENTURE DUE DECEMBER 19, 2007

     THIS DEBENTURE is a duly authorized issue of APHTON CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its Series A Convertible Debenture due 2007. The date on which this Debenture is issued is referred to herein as the "Issue Date." This Debenture is issued by the Company pursuant to the Debenture Purchase Agreement, dated as of December __, 2002, regarding Series A Convertible Debenture due 2007 of the Company (as such agreement may be amended from time to time, the "Debenture Purchase Agreement").

     FOR VALUE RECEIVED, the Company promises to pay to [Aventis Pharmaceuticals Inc.], a [Delaware] corporation, the registered holder hereof (the "Holder"), the principal sum of $3,000,000 (the "Face Amount") plus all accrued and unpaid interest on December 19, 2007 (the "Maturity Date"). Interest shall accrue on this Debenture as set forth herein.

     This Debenture is subject to the following additional provisions:

     1. INTEREST. This Debenture shall bear interest at a rate of 11% per annum on the unpaid Face Amount from the Issue Date until the Maturity Date, payable in cash annually on January 5th of each year. Interest will accrue daily on the unpaid principal amount of this Debenture. Upon the occurrence and during the continuance of an Event of Default, interest will accrue on the unpaid principal amount of this Debenture, all accrued and unpaid interest on this Debenture and any other amounts payable hereunder, to the extent permitted by applicable law, at 13% per annum. In no event shall any interest payable under this Debenture exceed the maximum rate of interest permissible under any applicable usury law.

     2. CONVERSION. (a) The Holder is entitled, at its option after the date that is 90 days after the date hereof, subject to the following provisions of this Section 2 and the necessary shareholder approvals as required by the Nasdaq National Market or such other domestic securities exchange or quotation system upon which shares of Common Stock, par value $.001 per share ("Common Stock"), may be listed, to convert all or a portion of this Debenture including the accrued and unpaid interest hereon (the "Conversion") into unregistered shares of Common Stock of the Company, at any time until the Maturity Date, at a conversion price for each share of Common Stock (the "Conversion Price") equal to the average closing price of Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board, as the case may be, for the five (5) trading days prior to the Conversion Date (as defined below); provided that (i) the principal amount being converted is at least US$100,000.00 (unless if at the time of such election to convert the principal amount of this Debenture is less than US $100,000.00, then the whole amount thereof) and (ii) the number of shares of Common Stock issuable upon such election to convert, together with any Common Stock already owned by the Holder or any affiliate thereof, does not exceed 19.9% of the Common Stock outstanding as of the date of the Conversion Date (the "19.9% Cap"). The number of shares of Common Stock issuable upon exercise of this Debenture (the "Conversion Shares") into which this Debenture are convertible shall be determined by dividing (a) the principal amount of this Debenture to be converted, together with all accrued and unpaid interest hereon, by (b) the Conversion Price then in effect. In the event that the number of Conversion Shares exceeds the 19.9% Cap, the Company will pay the remaining principal balance of this Debenture plus all accrued and unpaid interest hereon on the Maturity Date.

     (b) In order to convert the principal amount of this Debenture, or any portion thereof (including any accrued and unpaid interest hereon), the Holder shall send by facsimile transmission (and confirm such transmission by telephone or voicemail message) a notice of conversion (the "Notice of Conversion") to the Company and the Company shall notify its transfer agent, U.S. Stock Transfer Corporation, located at 1745 Gardena Avenue, Glendale, California 91204-2991 or any successor thereto (the "Transfer Agent"), stating either (i) the dollar amount or (ii) the remaining principal amount (and any accrued and unpaid interest hereon), to be converted and the applicable Conversion Price, and prior to Conversion, the Holder must physically surrender this Debenture to the Company. In the event that the Holder converts less than the remaining principal amount under this Debenture, the amount to be converted shall first be deducted from the accrued and unpaid interest, and then the balance shall be deducted from the remaining principal amount.

     (c) No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded down to the nearest whole share. The date on which the Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the Notice of Conversion, substantially in the form annexed hereto as Exhibit A, duly executed, to the Company, provided that the Holder shall deliver to the Company the original Debenture being converted within five (5) business days thereafter (and if not so delivered within such time, the

Conversion Date shall be the date on which the later of the Notice of Conversion and the original Debenture being converted is received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (305) 374-7615; Attn: Chief Executive Officer, or at such other facsimile number as the Company may provide to the Holder. In the event that (i) the entire remaining principal amount together with all accrued and unpaid interest under this Debenture is being converted in accordance with this
Section 2, such fraction shall be paid to the Holder "in cash" on the date of such conversion and (ii) less than the entire remaining principal amount together with all accrued and unpaid interest under this Debenture is being converted in accordance with this Section 2, such fraction shall be added back to the principal amount remaining under this Debenture.

     3. REDEMPTION. (a) The Company is entitled, at its option at any time after the date hereof, subject to the following provisions of this Section 3, to redeem by payment to the Holder in cash or Conversion Shares or a combination of both, at the Holder's option, the principal amount and accrued and unpaid interest of this Debenture as of the date of such redemption.

     (b) If (i) the Company and the Holder fail to execute a collaboration agreement between the Company and the Holder by March 31, 2003 and (ii)(A) the Company sells, licenses, assigns, pledges or otherwise transfers its rights to the Projects (as defined in the Letter of Intent between the Company and the Holder, dated December __, 2002) or any other Company product to an entity that is not the Holder or an affiliate thereof or (B) a Change of Control occurs, then any portion of this Debenture that remains outstanding as of that date shall be, unless otherwise designated by the Holder, redeemed by the Company within thirty (30) days by payment to the Holder in cash or Conversion Shares or a combination of both, at the Holder's option, of the principal amount and accrued and unpaid interest of this Debenture as of the date of such redemption. "Change of Control" means the sale of the Company either by way of (i) a sale or other disposition of all or substantially all of the assets of the Company to another person or entity or (ii) merger, consolidation, issuance of shares, reorganization, share exchange or any other transaction or series of transactions to, with or into another person or persons or entity in which a single person or group of affiliated persons obtains ownership or control of 50% or more of (A) the voting power or (B) any class of equity interests of the Company.

     (c)  If,  at  any  time  while  any  portion  of  this  Debenture   remains
outstanding, the Company shall sell, license, assign, pledge or otherwise transfer its rights to any of the Projects or any other Company product or any other rights related thereto to any entity other than the Holder or its affiliates or subsidiaries, then any portion of this Debenture that remains outstanding as of the date of such sale, license, assignment, pledge or transfer, shall be, unless otherwise designated by the Holder, redeemed by the Company within thirty (30) days by payment to the Holder in cash or Conversion Shares or a combination of both, at the Holder's option, of the principal amount and accrued and unpaid interest of this Debenture as of the date of such sale, license, assignment, pledge or transfer.

     (d) Any portion of this Debenture that remains outstanding as of the Maturity Date shall be, unless otherwise designated by the Holder, redeemed by the Company by payment to the

Holder in cash or Conversion Shares or a combination of both, at the Holder's option, of the principal amount of this Debenture together with any accrued and unpaid interest hereon on the Maturity Date.

     4. ADJUSTMENTS TO CONVERSION PRICE. (a) The number of Conversion Shares and the Conversion Price shall be subject to adjustment from time to time as provided in this Section 4. There shall be no adjustment hereunder with respect to (A) the issuance or sale of shares or options to purchase shares of the Common Stock to employees, officers, directors and consultants of the Company and its subsidiaries (as such number of shares is appropriately adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) pursuant to plans or arrangements approved by the Company's Board of Directors; (B) the issue or sale to other entities or the owners thereof for acquisition purposes; and (C) the issue and sale to banks, savings and loan associations, equipment lessors or other similar lending institutions in connection with such entities providing working capital credit facilities or equipment financing to the Company.

     (b) The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter, and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, within the meaning of Section 4(c).

     (c) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), any sale or transfer to another person or entity of the property of the Company as an entirety or substantially as an entirety, or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), this Debenture shall after such reorganization, reclassification, consolidation, transfer or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation, transfer or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Debenture would have been entitled upon such reorganization, reclassification, consolidation, transfer or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, transfers, or mergers.

     5. GOVERNING LAW. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the rules governing the conflicts of laws. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Debenture.

     6. EVENTS OF DEFAULT. The following shall constitute an "Event of Default":

     (a) The Company fails to make any payment of principal or interest on this Debenture as required pursuant to this Debenture and same shall continue for a period of five (5) days; or

     (b) The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture and such legend removal is otherwise lawful, and any such failure shall continue uncured for thirty (30) business days after written notice from the Holder of such failure; or

     (c) The Company fails to redeem or cause to be redeemed the outstanding portion of this Debenture as and when required by the provisions set forth in
Section 3 and any such failure shall continue uncured for twenty (20) business days after written notice from the Holder of such failure; or

     (d) The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

     (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

     (g) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

     (h) The Company is delisted from the Nasdaq National Market or the Nasdaq SmallCap Market and is not quoted on the over-the-counter (OTC) market.

     Then, or at any time thereafter (i.e. the grace periods set forth above), and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder of this Debenture (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the discretion of the Holder, the Holder may

     (A) without notice or demand to the Company declare all obligations of the Company to the to be immediately due and payable;

     (B) perform any warranty, covenant or agreement which the Company has failed to perform under this Agreement; and

     (C) pursue any available remedy to collect the principal of and interest on this Debenture or to enforce the performance of any provision of this Debenture.

     7. RESTRICTIONS ON TRANSFER. This Debenture shall also be subject to the restrictions on transfer set forth in Section 4.3 of the Debenture Purchase Agreement.

     8. MISCELLANEOUS. (a) Except as contemplated in the next sentence, nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof. In the event the Company shall fix a record date for the making of a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation), of (i) assets (other than (A) cash dividends or cash distributions or (B) dividends payable in Common Stock), (ii) evidences of indebtedness or other securities (except for Common Stock) of the Company or of any entity other than the Company, or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (all such distributions referred to in clauses (i), (ii) and (iii) being hereinafter collectively referred to as "Distributions on Common Stock"), then, in any such case, the Company shall set aside, in an escrow reasonably acceptable to the Holder of this Debenture, the Distributions on Common Stock to which the Holder would have been entitled if the Holder had converted this Debenture for Common Stock, immediately prior to the record date for the purpose of determining stockholders entitled to receive such Distributions on Common Stock and any such Distributions on Common Stock (together with any earnings while escrowed) shall thereafter be distributed from time to time out of such escrow to the Holder upon conversion of this Debenture or within five (5) business days thereafter. Upon the payment of this Debenture in cash on the Maturity Date, any such Distributions on Common Stock set aside in escrow pursuant to this Section 8(a) relating to this Debenture or the portion thereof being paid shall be released and returned to the Company.

     (b) No recourse shall be had for the payment of the principal of this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, stockholder or employee, as such, past, present or future, of the Company or any successor Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     (c) All payments contemplated hereby to be made "in cash" shall be made in immediately available good funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on this Debenture or as otherwise designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

     (e) Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Debenture, if mutilated, the Company shall execute and deliver to the Holder a new debenture identical in all respects to this Debenture.

     (f) No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     (g) All the covenants, stipulations, promises and agreements by or on behalf of the Company contained in this Debenture shall be binding upon the Company's successors and assigns whether or not so expressed.

     (h) If any provision of this Debenture is found by a court of competent jurisdiction to be invalid, illegal or unenforceable, all other provisions of this Debenture shall remain in effect, and if any provision is in applicable to any person or circumstances, such provision shall nevertheless remain applicable to all other persons and circumstances.

     (i) The headings used in this Debenture are for convenience of reference only and do not define or limit the provisions hereof.

     (j) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                           If to the Registered Holder, to:

                           [Aventis Pharmaceuticals Inc.]
                           200 Crossing Boulevard
                           P.O. Box 6890
                           Bridgewater, NJ 08807-0890
                           Facsimile No.:
                           Attn:  [______________]


                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, NY  10178
                           Facsimile No.:  (212) 309-6273
                           Attn:  Randy Sunberg, Esq.

                           If to the Company, to:

                           Aphton Corporation
                           80 SW Eighth Street
                           Miami, FL  33130
                           Facsimile No.:
                           Attn:

                           with a copy to:

                           White & Case LLP
                           1155 Avenue of the Americas
                           New York, NY  10036
                           Facsimile No.:  (212) 354-8113
                           Attn:  Jonathan E. Kahn, Esq.

     All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon the earlier of the third business day following mailing or upon receipt and (iv) if delivered by nationally recognized overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     (k) All shares of Common Stock which are issuable upon conversion of this Debenture shall, when issued, be duly and validly issued, fully paid and nonassessable. The Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

     (l) The Company shall within twelve months from the Issue Date hold a meeting of its shareholders at which it shall seek shareholder approval for the issuance of the Common Stock issuable upon conversion of this Debenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by AN officer thereunto duly authorized.

Dated:  December ____, 2002

                                            APHTON CORPORATION


                                        By:  /s/ Philip C. Gevas
                                           -------------------------------------
                                            Name:  Philip C. Gevas
                                            Title:  Chief Executive Officer




ACKNOWLEDGED AND AGREED

By:  Aventis Pharmaceuticals Inc.



By:  /s/ Michael A. Yeomans
   --------------------------------
    Name:  Michael Yeomans
    Title:  President, Global
            Business Development

                                                                       EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)



     The undersigned hereby irrevocably elects to convert [$ ________________ of the above Debenture No. ___] [the remaining principal amount, together with all accrued and unpaid interest thereon of the above Debenture No. ___,] into shares of Common Stock of APHTON CORPORATION (the "Company") according to the conditions hereof, as of the date written below.


Conversion Date*: _______________________

Applicable Conversion Price: _________________

Signature: _____________________
           [Name]

Address: _____________________

         _____________________


* This original Debenture must be received by the Company or its transfer agent by the fifth business date following the Conversion Date.